Lines of Credit and Debt	12 Months Ended
Dec. 31, 2017
Debt Instruments [Abstract]
Lines of Credit and Debt
Lines of Credit and Debt
Our credit facilities available and undrawn at December 31, 2017 total €426.6 million (approximately $511.6 million). This includes a €400.0 million syndicated multi-currency revolving credit facility expiring December 2021 of which no amounts were utilized at December 31, 2017 or at December 31, 2016, and four other lines of credit amounting to €26.6 million with no expiration date, none of which were utilized as of December 31, 2017 or as of December 31, 2016. The €400.0 million facility can be utilized in Euro, British pounds sterling, Swiss franc or U.S. dollar and bears interest of 0.4% to 1.2% above three months EURIBOR, or LIBOR in relation to any loan not in euro, and is offered with interest periods of one, two, three or six months. The commitment fee is calculated based on 35% of the applicable margin. In 2017 and 2016, $0.9 million and $1.0 million of commitment fees were paid, respectively. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2017. The credit facilities are for general corporate purposes.
At December 31, 2017 and December 31, 2016, total long-term debt, net of debt issuance costs of $12.4 million and $8.1 million, respectively, consists of the following:

(in thousands)	2017	2016
0.375% Senior Unsecured Cash Convertible Notes due 2019	$414,843	$402,806
0.875% Senior Unsecured Cash Convertible Notes due 2021	270,762	262,371
0.500% Senior Unsecured Cash Convertible Notes due 2023	322,902	—
3.19% Series A Senior Notes due October 16, 2019	72,742	73,408
3.75% Series B Senior Notes due October 16, 2022	300,276	301,601
3.90% Series C Senior Notes due October 16, 2024	26,921	26,910
Schuldschein Private Placement	349,812	—
Total long-term debt	$1,758,258	$1,067,096

The notes are all unsecured obligations that rank pari passu. Interest expense on long-term debt was $43.6 million, $35.8 million and $34.5 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Future maturities (stated at the carrying values) of long-term debt as of December 31, 2017 are as follows:

Year ending December 31,	(in thousands)
2018	$—
2019	487,585
2020	—
2021	311,743
2022	479,070
thereafter	479,860
$1,758,258

Cash Convertible Notes due 2019, 2021 and 2023
On March 19, 2014, we issued $730.0 million aggregate principal amount of Cash Convertible Senior Notes of which $430.0 million is due in 2019 (2019 Notes) and $300.0 million is due in 2021 (2021 Notes). The aggregate net proceeds of the 2019 and 2021 Convertible Notes were $680.7 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs. Additionally, we used $372.5 million of the net proceeds to repay other debt.
On September 13, 2017, we issued $400.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2023 (2023 Notes). The net proceeds of the 2023 Notes were $365.9 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs paid through December 31, 2017.
We refer to the 2019 Notes, 2021 Notes and 2023 Notes, collectively as the “Cash Convertible Notes”. Interest on the Cash Convertible Notes is payable semi-annually in arrears on March 19 and September 19 of each year, at rates of 0.375%, 0.875% and 0.500% per annum for the 2019 Notes, 2021 Notes and 2023 Notes respectively, commencing on September 19, 2014 for the 2019 Notes and 2021 Notes and March 13, 2018 for the 2023 Notes. The 2019 Notes will mature on March 19, 2019, the 2021 Notes will mature on March 19, 2021 and the 2023 Notes will mature on September 13, 2023 unless repurchased or converted in accordance with their terms prior to such date.
The Cash Convertible Notes are solely convertible into cash in whole, but not in part, at the option of noteholders in the following circumstances: (a) from April 29, 2014 through September 18, 2018 for the 2019 Notes, and September 18, 2020 for the 2021 Notes and from October 24, 2017 through March 13, 2023 for the 2023 Notes (Contingent Conversion Period), under any of the Contingent Conversion Conditions and (b) at any time following the Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity Date. Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert their 2019 and 2021 Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Period only under the following circumstances (Contingent Conversion Conditions):

•
during any calendar quarter commencing after the calendar quarter ending on March 31, 2014 (and only during such calendar quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•	if we undergo certain fundamental changes as defined in the agreement;

•
during the 5 business day period immediately after any 10 consecutive trading day period in which the quoted price for the 2019 Notes or the 2021 Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day;

•
if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;

•	if we elect to redeem the Cash Convertible Notes; or

•	if we experience certain customary events of default, including defaults under certain other indebtedness.
Noteholders may convert their 2023 Notes into cash at their option at any time during the Contingent Conversion Period only under the following circumstances (Contingent Conversion Conditions)

•
during any fiscal quarter ending after September 30, 2017, if the arithmetic mean of the last reported sale prices of the Common Stock during a period of 20 consecutive trading days selected from the 30 consecutive trading days ending on and including the final trading day of the immediately preceding quarter is equal to or more than 130% of the conversion price (i.e., USD 200,000 minimum denomination divided by the applicable Conversion Ratio) applicable on the last day of such preceding quarter;

•
in the event of early redemption at the option of the Issuer of all the outstanding Notes, where the conversion date falls in the period from (and including) the date on which the notice of redemption is published up to the 10th calendar day preceding the date of such early redemption;

•
in the event of a planned distribution by the Issuer of cash, assets, securities or other property, which has a per share value greater than 25% of the arithmetic mean of the volume weighted average price (VWAP) of the Common Stock during the 20 consecutive trading day period immediately preceding the date on which the planned distribution is announced by the Issuer, at any time following such notice, which shall be at least 20 scheduled trading days prior to the ex-dividend date for such distribution, until the earlier of (i) the fifth business day immediately preceding the ex-dividend date for such distribution and (ii) the Issuer's announcement that such planned distribution will not take place;

•
in the event of certain Fundamental Changes or Make-Whole Fundamental Changes (each as described below), where the conversion date falls in the period from the 60th scheduled trading day prior to the anticipated effective date of such Fundamental Change or Make-Whole Fundamental Change (or, if later, public announcement of the same by the Issuer), until (i) the fifth business day immediately preceding the related Fundamental Change Repurchase Date, or (ii) in the case of a Make-Whole Fundamental Change that does not constitute a Fundamental Change, the 60th trading day immediately following such effective date (or, if later in either case, the 60th calendar day following the notification of such Fundamental Change or Make-Whole Fundamental Change);

•	at any time from and after the occurrence of an event of default, until such event of default has been cured or waived or the principal amount of the Notes shall have been accelerated; or

•
if a Parity Event or a Trading Price Unavailability Event, as the case may be, occurs, the period of 10 Business Days from and including the first Business Day following the relevant Trading Price Notification Date.

The Contingent Conversion Conditions in the 2019, 2021 and 2023 Notes noted above have been analyzed under ASC 815, Derivatives and Hedging, and, based on our analysis, we determined that each of the embedded features listed above are clearly and closely related to the 2019, 2021 and 2023 Notes (i.e., the host contract). As a result, pursuant to the accounting provisions of ASC 815, Derivatives and Hedging, these features noted above are not required to be bifurcated as separate instruments. As of December 31, 2017, no contingent conversion condition was triggered.
For the 2023 Notes, the initial conversion rate is 4,829.7279 shares of our common stock per $200,000 principal amount of the 2023 Notes (reflecting an initial conversion price of approximately $41.4102 per share of common stock). As adjusted by the synthetic share repurchase discussed in Note 17, the conversion rate for the 2019 Notes and 2021 Notes is 7,063.1647 shares of our common stock per $200,000 principal amount of Cash Convertible Notes (reflecting an adjusted conversion price of approximately $28.32 per share of common stock). Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event, but in no event will the Conversion Ratio exceed 6,728.6463 per $200,000 principal amount of Notes.
We may redeem the 2019, 2021 or 2023 Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option was $105.2 million and for the 2023 Notes was $74.5 million, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 13.
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense using the effective interest method over the expected life of the debt, which is five, seven and six years for the 2019 Notes, 2021 Notes and 2023 Notes, respectively. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate of the 2019 Notes, 2021 Notes and 2023 Notes is 2.937%, 3.809% and 3.997%, respectively, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes. As of December 31, 2017, we expect the 2019 Notes, 2021 Notes and 2023 Notes to be outstanding until their respective maturity dates. Based on an estimation using available over-the-counter market information on the Cash Convertible Notes, the Level 2 fair value of the 2019 Notes, 2021 Notes and 2023 Notes was $498.8 million, $366.0 million and $404.8 million at December 31, 2017. Based on an estimation using available over-the-counter market information on the Cash Convertible Notes, the Level 2 fair value of the 2019 Notes and 2021 Notes was $485.9 million and $346.6 million, at December 31, 2016.
In connection with the issuance of the 2019 and 2021 Cash Convertible Notes, we incurred approximately $13.1 million in transaction costs. We incurred approximately $6.2 million in transaction costs for the 2023 Cash Convertible Notes of which $0.6 million was accrued as of December 31, 2017. Such costs have been allocated to the Cash Convertible Notes and deferred as a long-term asset and are being amortized to interest expense over the terms of the Cash Convertible Notes using the effective interest method.
Interest expense related to the Cash Convertible Notes was comprised of the following:

	Year-Ended December 31
(in thousands)	2017	2016
Coupon interest	$4,832	$4,238
Amortization of original issuance discount	21,377	17,503
Amortization of debt issuance costs	2,615	2,279
Total interest expense related to the Cash Convertible Notes	$28,824	$24,020

Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes. During 2014, we used $105.2 million of the proceeds from the issuance of the 2019 and 2021 Cash Convertible Notes to pay for the Call Options, and simultaneously received $69.4 million from the sale of the Warrants, for a net cash outlay of $35.8 million for the Call Spread Overlay.
During 2017, we used $73.6 million of the proceeds from the from the issuance of the 2023 Cash Convertible Notes to pay for the premium for the Call Option, and simultaneously received $45.4 million from the sale of Warrants, for a net cash outlay of $28.3 million for the Call Spread Overlay. Issuance costs incurred in connection with the Warrant and the Call Option were $0.3 million and $0.1 million respectively, which $0.1 million was accrued as of December 31, 2017.
The Call Options are derivative financial instruments and are discussed further in Note 13. The Warrants are equity instruments and are further discussed in Note 17.
Aside from the initial payment of a premium of $105.2 million (2019 and 2021 Notes) and $73.6 million (2023 Notes) for the Call Option, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
The Warrants cover an aggregate of 25.8 million shares in connection with the 2019 and 2021 Notes of our common stock (subject to anti-dilution adjustments under certain circumstances) and have an initial exercise price of $32.085 per share, subject to customary adjustments. The Warrants expire as follows: Warrants to purchase 15.2 million shares expire over a period of 50 trading days beginning on December 27, 2018 and Warrants to purchase 10.6 million shares expire over a period of 50 trading days beginning on December 29, 2020. The Warrants are European-style (exercisable only upon expiration).
Concurrent with the 2023 Notes, we issued Warrants which cover 9.7 million shares of our common stock (subject to anti-dilution adjustments under certain circumstances) and have an initial exercise price of $50.9664 per share, subject to customary adjustments. The Warrants expire as follows: Warrants to purchase 9.7 million shares expire over a period of 50 trading days beginning on June 26, 2023. The Warrants are European-style (exercisable only upon expiration).
The Warrants that were issued with our Cash Convertible Notes discussed above, could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
Private Placement
In October 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73 million 7-year term due in 2019 (3.19%); (2) $300 million 10-year term due in 2022 (3.75%); and (3) $27 million 12-year term due in 2024 (3.90%). We paid $2.1 million in debt issue costs which will be amortized through interest expense using the effective interest method over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2017. Based on an estimation using the changes in the U.S. Treasury rates, the Level 2 fair value of these senior notes as of December 31, 2017 and December 31, 2016 was approximately $394.7 million and $397.1 million, respectively. During 2014, we entered into interest rate swaps, which effectively fixed the fair value of $200.0 million of this debt and qualify for hedge accounting as fair value hedges as described in Note 13.
German Private Placement (Schuldschein)
In 2017, we completed a German private placement bond ("Schuldschein") which was issued in several tranches totaling $331.1 million due in various periods through 2027. The Schuldschein consists of U.S. dollar and Euro denominated tranches. The Euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 13 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the Euro denominated tranches attributed to the net investment hedge as of December 31, 2017 totaled $19.8 million of unrealized loss and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense over the lifetime of the notes. A summary of the tranches as of December 31, 2017 is as follows:

				Carrying Value as of
				December 31, 2017
Currency	Notional Amount	Interest Rate	Maturity	(in thousands)
EUR	€11.5 million	Fixed 0.4%	March 2021	$13,660
EUR	€23.0 million	Floating EURIBOR + 0.4%	March 2021	27,320
EUR	€21.5 million	Fixed 0.68%	October 2022	25,535
EUR	€64.5 million	Floating EURIBOR + 0.5%	October 2022	76,605
USD	$45.0 million	Floating LIBOR + 1.2%	October 2022	44,862
EUR	€25.0 million	Floating EURIBOR + 0.5%	October 2022	31,792
EUR	€64.0 million	Fixed 1.09%	June 2024	76,005
EUR	€31.0 million	Floating EURIBOR + 0.7%	June 2024	36,815
EUR	€14.5 million	Fixed 1.61%	June 2027	17,218
				$349,812

2004 Notes
In August 2004, we completed the sale of $150 million of 1.5% Senior Convertible Notes due in 2024 (2004 Notes), through our unconsolidated subsidiary QIAGEN Finance. The net proceeds of the 2004 Notes were loaned by QIAGEN Finance to consolidated subsidiaries with an effective interest rate of 1.8% were due in February 2024. Interest was payable semi-annually in February and August. The 2004 Notes were issued at 100% of principal value, and were convertible into 11.5 million common shares at the option of the holders upon the occurrence of certain events at a price of $12.6449 per share, subject to adjustment. QIAGEN N.V. had an agreement with QIAGEN Finance to issue shares to the investors in the event of conversion. The subscription right, along with the related receivable, was recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. In 2014, 1.2 million common shares were issued in connection with the conversions. During 2015, we repaid the loan to QIAGEN Finance and repurchased the warrant agreement with QIAGEN Finance for $250.9 million and recognized a loss of $7.6 million in other expense, net. The repayment amount was allocated to the loan and warrants on a relative fair value basis with $113.0 million recorded against additional paid in capital for the redemption of the warrant subscription receivable. Subsequent to these transactions QIAGEN Finance was liquidated.